SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                             --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 28, 2002

                              Silgan Holdings Inc.
                              --------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
--------------------------------  ------------------      --------------------
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (203) 975-7110

     Item 5.  Other Events.

         Refinancing of U.S. Senior Secured Credit Facility

          On June 28, 2002, we and certain of our wholly owned subsidiaries completed the refinancing of our previous U.S. senior secured credit facility by entering into a new $850 million senior secured credit facility with Deutsche Bank Trust Company Americas, as Administrative Agent, Bank of America, N.A. and Citicorp USA, Inc., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc. and Fleet National Bank, as Co-Documentation Agents, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers, Deutsche Bank Securities Inc., Banc of America Securities LLC and Salomon Smith Barney Inc., as Joint Book Managers, and various lenders. Our new credit facility also contains an incremental uncommitted term loan facility of up to $275 million.

          All amounts owing under our previous U.S. senior secured credit facility, dated as of July 29, 1997 (as amended), were repaid with proceeds from loans made under the new credit facility. As result of this refinancing, we will record an extraordinary charge, net of tax, of approximately $0.6 million in the second quarter of 2002 for the write-off of unamortized debt financing costs related to our previous credit facility.

     Description of the New Credit Facility

          The following is a summary of certain terms of our new credit facility and is qualified in its entirety by reference to the agreements filed as exhibits hereto.

     The Available Credit Facility

          Our new credit facility provides us with $100 million of term loans designated A term loans and $350 million of term loans designated B term loans and provides Silgan Containers Corporation, Silgan Plastics Corporation and certain of our other wholly owned subsidiaries up to $400 million of revolving loans, letters of credit and swingline loans.

          The revolving loans generally can be borrowed, repaid and reborrowed from time to time until June 28, 2008, on which date all revolving loans mature and are payable in full. Amounts repaid under the term loans cannot be reborrowed.

          The aggregate amount of revolving loans that may be outstanding at any time is not subject to any borrowing base limitation. However, the revolving borrowers are required to maintain, for at least one period of 30 consecutive days during each period beginning January 1 of each year through December 1 of such year (beginning in 2002), total average unutilized commitments for revolving loans of at least $90 million.

          We may use proceeds from future revolving loans for general corporate and working capital purposes, including permitted acquisitions.


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


          The A term loans mature on June 28, 2008 and are payable in installments as follows:

                    A Term Loan
              Scheduled  Repayment Date                       Amount
              -------------------------                       ------

                December 31, 2003...................       $16,670,000
                December 31, 2004...................        16,670,000
                December 31, 2005...................        16,670,000
                December 31, 2006...................        16,670,000
                December 31, 2007...................        16,670,000
                A term loan maturity date...........        16,650,000

          The B Term Loans mature on November 30, 2008 and are payable in installments as follows:

                   B Term Loan
              Scheduled Repayment Date                        Amount
              ------------------------                        ------

                December 31, 2002.......................   $   1,750,000
                December 31, 2003.......................       3,500,000
                December 31, 2004.......................       3,500,000
                December 31, 2005.......................       3,500,000
                December 31, 2006.......................       3,500,000
                December 31, 2007.......................       3,500,000
                B term loan maturity date...............     330,750,000

          Our new credit facility also contains certain mandatory repayment provisions, including requirements to prepay loans with proceeds received from the incurrence of certain indebtedness, with proceeds received from certain asset sales, and, under certain circumstances, with 50% of our excess cash flow. The mandatory repayment provisions are no more restrictive in the aggregate than under our previous credit facility.

          The incremental uncommitted term loan facility provides, among other things, that any incremental term loan borrowing shall:

            o be denominated in a single currency, either in U.S. dollars or certain foreign currencies;
            o be in a minimum aggregate amount for all lenders participating in a given tranche of at least $30 million;
            o have a maturity date no earlier than the maturity date for the B Term Loans and a weighted average life to maturity of no less than the weighted average life to maturity as then in effect for the B Term Loans; and
            o be used to finance permitted acquisitions and refinance any indebtedness assumed as a part of such permitted acquisition, to refinance or repurchase permitted subordinated debt and to repay outstanding revolving loans.

          Each of the term loans, the revolving loans and, when committed, the incremental term loans, at our election, may consist of loans designated as Euro Rate loans or as Base Rate loans. Each of the loans can be converted from a Base Rate loan into a Euro Rate loan and vice versa. The interest periods for Euro Rate loans may be one (and under certain circumstances, less than one), two, three, six or, to the extent available, twelve months.

          As of June 28, 2002, the outstanding principal amounts of A term loans, B term loans and revolving loans under our new credit facility were $100 million, $350 million and $158 million, respectively. All such proceeds were used to refinance amounts outstanding under our previous credit facility and to pay fees and expenses in connection therewith.

     Security and Guarantees

          Under the terms of a security agreement, a pledge agreement and a borrowers/subsidiaries guaranty made in favor of the lenders, we and certain of our subsidiaries guarantee on a secured basis all of the obligations of the borrowers under the new credit facility and pledge substantially all of our respective assets and properties as collateral to secure the obligations under the new credit agreement, subject to limited exceptions.

     Interest and Fees

          We pay interest on borrowings under our new credit facility at rates that are set with reference to our leverage ratio. To the extent that amounts under our new credit facility remain unused, we pay commitment fees on the unused portion of the available loan commitment. The commitment fees are also set with respect to our leverage ratio.

          Interest on term loans and revolving loans maintained as Base Rate loans accrues at floating rates equal to the sum of the Base Rate plus the applicable margin. The Base Rate is the higher of the prime lending rate of Deutsche Bank Trust Company Americas or 1/2 of 1% in excess of the overnight federal funds rate. Interest on term loans and revolving loans maintained as Euro Rate loans accrues at floating rates equal to the sum of the applicable margin plus a formula rate called the Eurodollar Rate determined with reference to the rate offered by Deutsche Bank Trust Company Americas for dollar deposits in the New York interbank eurodollar market. The applicable margin varies depending upon our leverage ratio.

          Initially, the interest rate for all loans is the Base Rate plus a margin of 1% or the Eurodollar Rate plus a margin of 2%. After December 31, 2002, the margin will be reset quarterly based on our leverage ratio. Prior to the refinancing, the interest rate for A term loans and revolving loans under our previous credit facility was LIBOR plus a margin of 1.0% or the prime lending rate of Deutsche Bank, and for B term loans an additional 0.5%.

          The revolving borrowers have agreed to pay to the applicable lenders a commitment commission calculated initially as 0.50% per annum on the daily average unused portion of the lenders' revolving commitment in respect of the revolving loans until such revolving commitment is terminated. The commitment commission rate ranges from 0.250% to 0.500% and is subject to change on a quarterly basis beginning after December 31, 2002 depending upon our leverage ratio. Prior to the refinancing, the most recent applicable commitment commission under our prior credit facility was 0.25% per annum. Each of the revolving borrowers is also required to pay to the applicable lenders under our new credit facility a letter of credit fee equal to the applicable margin in effect from time to time for revolving loans maintained as Eurodollar loans, and to pay to the issuers of the letter of credit a facing fee of 1/4 of 1% per annum, in each case calculated on the aggregate stated amount of all letters of credit for the stated duration. Additionally, in connection with the closing of our new credit facility, the agents and the lenders also received certain other fees.

     Certain Covenants

          Our new credit facility contains certain financial and operating covenants that are generally no more restrictive in the aggregate than the covenants contained in our previous credit facility. Subject to certain exceptions as described in the new credit facility, the covenants limit, among other things, our ability to:


            o  incur additional indebtedness;
            o  create liens;
            o  consolidate, merge or sell assets;
            o  make certain capital expenditures;
            o  make certain advances, investments and loans;
            o  enter into certain transactions with affiliates;
            o  engage in any business other than the packaging business;
            o  pay dividends; and
            o  repurchase stock.


          Our new credit facility requires our interest coverage ratio for any test period ended on the last day of a fiscal quarter set forth below not to be less than the ratio set forth opposite such fiscal quarter below:

                Fiscal Quarter Ended                             Ratio
                --------------------                             -----
                June 30, 2002                                  2.75:1.00
                September 30, 2002                             2.75:1.00
                December 31, 2002                              2.75:1.00
                March 31, 2003                                 2.75:1.00
                June 30, 2003                                  2.75:1.00
                September 30, 2003                             2.75:1.00
                December 31, 2003                              2.75:1.00




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

                Fiscal Quarter Ended                             Ratio
                --------------------                             -----
                March 31, 2004                                 2.75:1.00
                June 30, 2004                                  2.75:1.00
                September 30, 2004                             2.75:1.00
                December 31, 2004                              2.75:1.00
                March 31, 2005
                and the last day of each fiscal
                quarter thereafter                             3.00:1.00




          Our new credit facility also requires our total leverage ratio for any test period ended on the last day of a fiscal quarter set forth below not to be greater than the ratio set forth opposite such fiscal quarter below:

                Fiscal Quarter Ended                             Ratio
                --------------------                             -----
                June 30, 2002                                  4.50:1.00
                September 30, 2002                             4.50:1.00
                December 31, 2002                              4.50:1.00
                March 31, 2003                                 4.50:1.00
                June 30, 2003                                  4.50:1.00
                September 30, 2003                             4.25:1.00
                December 31, 2003                              4.25:1.00
                March 31, 2004                                 4.25:1.00
                June 30, 2004                                  4.25:1.00
                September 30, 2004                             4.00:1.00
                December 31, 2004                              4.00:1.00
                March 31, 2005                                 4.00:1.00
                June 30, 2005                                  4.00:1.00
                September 30, 2005 and each
                fiscal quarter thereafter                      3.75:1.00


     Events of Default

          Our  new  credit  facility  contains  certain   customary   provisions
     concerning events of default. Upon the occurrence of any such event of default under our new credit facility, the lenders are permitted, among other things, to accelerate the maturity of the term loans and the revolving loans and all other outstanding indebtedness under the facility and terminate their commitment to make any further revolving loans or to issue any letters of credit.



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




     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     Exhibit No.                    Description
     -----------                    -----------

     99.1 Credit Agreement, dated as of June 28, 2002, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, each other Revolving Borrower party thereto from time to time, each other Incremental Term Loan Borrower party thereto from time to time, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Bank of America, N.A. and Citicorp USA, Inc., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc.. and Fleet National Bank, as Co-Documentation Agents, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers, and Deutsche Bank Securities Inc., Banc of America Securities LLC and Salomon Smith Barney Inc., as Joint Book Managers.


     99.2 US Security Agreement, dated as of June 28, 2002, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan Corporation, Silgan LLC, RXI Plastics, Inc., Silgan Vacuum Closure Holding Company and Deutsche Bank Trust Company Americas, as Collateral Agent.

     99.3 US Pledge Agreement, dated as of June 28, 2002, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan Corporation, Silgan LLC, RXI Plastics, Inc., Silgan Vacuum Closure Holding Company and Deutsche Bank Trust Company Americas, as Collateral Agent.


     99.4 US Borrower/Subsidiaries Guaranty, dated as of June 28, 2002, made by each of Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Corporation, Silgan LLC, RXI Plastics, Inc., Silgan Vacuum Closure Holding Company in favor of the creditors thereunder.




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






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SILGAN HOLDINGS INC.


                                         By: /s/ Anthony J. Allott
                                             ---------------------
                                             Executive Vice President and Chief
                                              Financial Officer

Date:  July 12, 2002

                                INDEX TO EXHIBITS



   Exhibit No.                          Description
   -----------                          -----------

     99.1 Credit Agreement, dated as of June 28, 2002, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, each other Revolving Borrower party thereto from time to time, each other Incremental Term Loan Borrower party thereto from time to time, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent, Bank of America, N.A. and Citicorp USA, Inc., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc.. and Fleet National Bank, as Co-Documentation Agents, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers, and Deutsche Bank Securities Inc., Banc of America Securities LLC and Salomon Smith Barney Inc., as Joint Book Managers.

     99.2 US Security Agreement, dated as of June 28, 2002, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan Corporation, Silgan LLC, RXI Plastics, Inc., Silgan Vacuum Closure Holding Company and Deutsche Bank Trust Company Americas, as Collateral Agent.


     99.3 US Pledge Agreement, dated as of June 28, 2002, among Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Can Company, Silgan Corporation, Silgan LLC, RXI Plastics, Inc., Silgan Vacuum Closure Holding Company and Deutsche Bank Trust Company Americas, as Collateral Agent.

     99.4 US Borrower/Subsidiaries Guaranty, dated as of June 28, 2002, made by each of Silgan Holdings Inc., Silgan Containers Corporation, Silgan Plastics Corporation, Silgan Containers Manufacturing Corporation, Silgan Corporation, Silgan LLC, RXI Plastics, Inc., Silgan Vacuum Closure Holding Company in favor of the creditors thereunder.




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